Exhibit 99.2

CORPORATE PRESENTATION May 2013

FORWARD LOOKING STATEMENT Certain statements in this press release regarding strategic plans, expectations and objectives for future operations or results are "forward-looking statements" as defined by the Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements, including the risks discussed in the Company's annual report on Form 10-K and the Company's other filings with the Securities and Exchange Commission. Factors that could cause differences include, but are not limited to history of losses; speculative nature of oil and natural gas exploration; changes in estimates of proved reserves; substantial capital requirements and inability to access additional capital; reductions in the borrowing base under the Company's credit facility; reallocations or reductions in the fiscal 2014 capital budget; inability to meet the drilling schedule; changes in tax regulations applicable to the oil and natural gas industry; results of acquisitions; relationships with partners and service providers; inability to acquire additional leasehold interests or other oil and natural gas properties; defects in title to the Company's oil and natural gas interests; inability to manage growth in the Company's businesses, including RockPile Energy Services and Caliber Midstream; changes in the Company’s executive management team; inability to control properties that the Company does not operate; lack of diversification; competition in the oil and natural gas industry; global financial conditions; oil and natural gas realized prices; future production and development costs; inability to market and distribute oil and natural gas produced; inability to meet financial and production guidance; failure to achieve the anticipated benefits of the NGP private placement; cancellation of expected RockPile Energy Services completion jobs by third-party operators; lack of funding or operations delays for RockPile Energy Services’ second pressure pumping spread or cased hole wireline services; delays or complications in Caliber Midstream’s construction operations; Caliber Midstream’s inability to secure third party contracts; seasonal weather conditions; government regulation of the oil and natural gas industry, including potential regulations affecting hydraulic fracturing and environmental regulations such as climate change regulations; cybersecurity risks; aboriginal claims; uninsured or underinsured risks; the effect of the Company’s commodity derivative instruments and hedging program; and a material weakness in internal accounting controls. The forward-looking statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise.

TABLE OF CONTENTS Triangle Highlights Operated Program Vertical Integration Financial Overview Investment Highlights 4 8 12 15 19 Appendix 21

TRIANGLE HIGHLIGHTS

TRIANGLE HIGHLIGHTS TRIANGLE PETROLEUM CORPORATION 5 As of January 31, 2013.

TRIANGLE HIGHLIGHTS ACREAGE POSITION 6 Source: Triangle Petroleum Corporation, Montana Board of Oil and Gas, and North Dakota Industrial Commission, 2013. Operated assumes 30% or greater working interest. Based on 4 Bakken/2Three Forks wells per unit. Station Prospect is an exploratory area. DETAILS MCKENZIE COUNTY WILLIAMS COUNTY/OTHER CORE STATION PROSPECT (3) NET ACREAGE ~22,000 ~14,000 ~50,000 PERCENT OPERATED (%) (1) 50% 64% 65% BAKKEN DRILLING LOCATIONS (2) 76 56 240 THREE FORKS DRILLING LOCATIONS (2) 38 28 120 TOTAL OPERATED DRILLING LOCATIONS (2) 114 84 360 Station Prospect Core Operating Area Nesson Anticline

TRIANGLE HIGHLIGHTS PRODUCTION AND RESERVE HIGHLIGHTS 7 NET PRODUCTION VOLUMES (BOEPD)1 Guidance Low Case Guidance High Case OPERATED VS. NON-OPERATED VOLUMES 4,950 PROVED RESERVES (MBOE)2 FY2014 Avg. Daily Production 3,600 – 4,000 Boepd 76 74 Operated Volumes Non-Operated Volumes Spud first operated well Completed first operated well Second operated rig arrives PDP PUD (17% PDP) (39% PDP) (38% PDP) (45% PDP) Sold production volumes. Proved reserve volumes based on SEC base case price deck. 8,278 7,044 1,477 1,236 (41% PDP) 14,637 RockPile completed first well

OPERATED PROGRAM

Average McKenzie County AFE ($mm) FY’14 Min $11.2 Max $12.2 Average $11.5 OPERATED PROGRAM MCKENZIE COUNTY – CORE AREA 9 Source: Triangle Petroleum Corporation and North Dakota Industrial Commission, 2013. 16 DETAILS ~22,000 net acres; 50% operated Completion: plug and perf, 100% ceramic Drilling Inventory: 114 operated locations Currently operating 3 drilling rigs 54 permits approved or submitted KEY HIGHLIGHTS 17 gross operated wells producing and 2 wells waiting on completion Planned artificial lift conversion from gas lift to rod pump complete

OPERATED PROGRAM WILLIAMS COUNTY / OTHER CORE – CORE AREA 10 Source: Triangle Petroleum Corporation and North Dakota Industrial Commission, 2013. 16 DETAILS ~14,000 net acres; 64% operated Completion: plug and perf, 25% ceramic Drilling Inventory: 84 operated locations 18 permits approved or submitted KEY HIGHLIGHTS 4 gross operated wells producing Performance of initial wells similar to McKenzie County results Average Williams County AFE ($mm) FY’14 Min $9.4 Max $11.6 Average $10.5

OPERATED PROGRAM MONTANA – STATION PROSPECT 11 Source: Triangle Petroleum Corporation and Montana Board of Oil and Gas, 2013. 16 DETAILS ~50,000 net acres; 65% operated Potential Drilling Inventory: 360 operated locations KEY HIGHLIGHTS Industry activity continues to escalate in offsetting townships Exploration programs by Apache and Southwestern Energy Long-term leasehold allows a “wait-and-see” approach Asset provides substantial exploration upside Apache

VERTICAL INTEGRATION

VERTICAL INTEGRATION 13 ROCKPILE ENERGY SERVICES RockPile Energy Services, LLC is focused on providing pressure pumping and ancillary services in the Williston Basin Second spread expected to be operational in Q2 FY 2014 Backlog of completion jobs supports additional capacity Total capacity increasing to 36,000 HHP Recently closed $20 million credit facility with Wells Fargo Proceeds to fund second spread and working capital Self-funding going forward (no add’l Triangle equity) Expanding into cased hole wireline services; expected to be operational in Q2 FY 2014 EXPANDING CAPACITY AND CAPABILITIES WELLS COMPLETED AND BACKLOG 9 9 10 6 Note: As of April 15, 2013, three completions moved from Q1 to Q2 FY’14.

MULTIPLE DELIVERY AND RECEIPT POINTS VERTICAL INTEGRATION 14 CALIBER MIDSTREAM Source: Triangle Petroleum Corporation and North Dakota Industrial Commission, 2013. MULTIPLE OPTIONS FOR OIL, INCLUDING PIPE AND RAIL GAS GOES TO MIDWEST MARKETS, INCLUDING CHICAGO STRATEGIC OBJECTIVE Get pipe into the ground and trucks off pads Offer Bakken operators gathering & processing capabilities at market or better rates Facilitate operational efficiencies for producers Provide gas and NGL production monetization option Salt water disposal facility operational Fresh water pipeline system operational Crude oil processing operational in Q2 FY 2014 Gas processing operational Q3 FY 2014 TIMING Caliber Midstream Partners, LP is focused on providing gathering, transportation and processing in the Williston Basin Centralized crude oil gathering; options for delivery points Dry gas delivered to Northern Border Pipeline Produced water disposed of in Caliber-owned disposal wells Freshwater delivered to the wellhead via pipeline

FINANCIAL OVERVIEW

FINANCIAL OVERVIEW 16 Note: Dollars in U.S. millions, except per share data. 1) $120mm convertible note with a 5% cashless coupon per annum convertible into Triangle stock at $8.00 per share; covenant light. 2) Hedge details in Appendix. CURRENT POSITION CURRENT POSITION LIQUIDITY PROFILE FULLY DILUTED OWNERSHIP Current Commitments: - RockPile contractural obligations - Caliber contractual obligations - Three full-time drilling rigs Hedge Position: - Approximately 1,485 Bopd hedged balance of CY 2013 - Weighted average collar of $86.63 to $102.26 Total Cash (as of April 11, 2013) $65 Revolver Availability (as of April 11, 2013) $60 RPES Credit Facility Availability (as of April 11, 2013) $9 Total Liquidity $134 Share Price (as of April 29, 2013) $5.53 90-day % Change -11.2% Shares Outstanding 56.3 Market Capitalization $311 Total Debt (as of April 11, 2013)(1) $185 Bank Debt $61 NGP Convertible Note $124 Total Cash (as of April 11, 2013) $65 Total Enterprise Value $431 Total Acreage 86,000 TEV/Acres $5,016

Capital Expenses FY2013 Capex Budget ($mm) TUSA 3-Rig Operated Drilling Program $165 TUSA Non-Operated Drilling Program $27 TUSA Land Spend $6 Infrastructure $15 RockPile $20 Variance (~5%) $12 Total $245 FINANCIAL OVERVIEW 17 FY’14 CAPITAL BUDGET Note: Budget Detail and Budget Allocation based on Management estimates and assumptions as of February 27, 2013. All forward looking information subject to a number of assumptions and uncertainties. They are not a guarantee of future performance. BUDGET DETAIL BUDGET ALLOCATION ($245MM) PROJECTED FY’14 DRILLING ACTIVITY Drilling program consists of 3 full-time operated rigs and 1 part-time operated rig Spud ~ 33 gross operated wells Complete ~ 28 to 30 gross operated wells Complete ~ 2.5 net non-operated wells

FINANCIAL OVERVIEW FINANCIAL GUIDANCE 18 TRIANGLE USA (E&P) Guidance Low Case Guidance High Case ROCKPILE ENERGY SERVICES FY 2014 Avg. Daily Production* 3,400 – 3,600 Boepd CALIBER MIDSTREAM Revenue1 ($ million) EBITDA2 ($ million) Q4 (Nov’13 – Jan’14) $34 - $37 $23 - $26 Q4 Ann. $136 - $148 $92 - $104 Fiscal 2014 $106 - $116 $70 - $80 Revenue1 ($ million) EBITDA2 ($ million) Q4 (Nov’13 – Jan’14) $58 - $64 $12 - $15 Q4 Ann. $232 - $256 $48 - $60 Fiscal 2014 $185 - $202 $42 - $49 Revenue1 ($ million) EBITDA2 ($ million) Q4 (Nov’13 – Jan’14) $2.6 - $3.1 $2.1 - $2.6 Q4 Ann. $10.4 - $12.4 $8.4 - $10.4 Fiscal 2014 $7.2 - $8.0 $5.2 - $5.8 *Sold production volumes *Guidance based on realized oil price of $80.00 per barrel, at least 160 rigs operating in the Bakken, and stable commodity input prices (e.g. guar, proppant). *EBITDA estimates do not include TPC (parent company) overhead. *Footnotes (1) and (2) describing segment information and non-GAAP measures are located at the back of the Appendix. FY 2014 Avg. Daily Production* 3,600 – 4,000 Boepd Actual Production

INVESTMENT HIGHLIGHTS

INVESTMENT HIGHLIGHTS TRIANGLE PETROLEUM – INVESTMENT HIGHLIGHTS 20 Single-basin strategy with a scalable position Balanced portfolio of low-risk development opportunities and exploration upside Vertical integration facilitating low-cost strategy Experienced operations team assembled from leading independent oil companies Strong balance sheet and risk management program Substantial production and reserve growth in the near-term

APPENDIX

APPENDIX SUM-OF-THE-PARTS ANALYSIS 22 Based on recent M&A transactions in the Williston Basin. Assumes 6 wells per DSU; drilled ~ 11 net operated wells to-date. Assumes 6 wells per DSU; drilled ~ 8 net non-operated wells to-date. See valuation metrics in Appendix. See “Use of Segment Information and Non-GAAP Measures” in the Appendix. 16 ROCKPILE ENERGY SERVICES Q4 FY 2014 Estimated Production: 4,800 Boepd $80,000 per flowing barrel1 = $380 million Undeveloped core operated acres: 16,000 $7,000 per acre1,2 = $110 million Undeveloped core non-operated acres: 14,400 $3,000 per acre1,3 = $40 million Station Prospect (MT) acres: 50,000 Cost-basis = $20 million Net debt (as of April 11, 2013) $185 million debt & $65 million cash = $120 million CALIBER MIDSTREAM Q4 FY 2014 annualized EBITDA of $9 million5 net to Triangle’s 30% ownership Peer group EV/EBITDA range of 9.1x – 20.8x 13.3x average TRIANGLE USA (E&P) Q4 FY 2014 annualized EBITDA of $54 million5 Peer group EV/EBITDA range of 4.0x – 6.6x 4.9x average Implied Value of $430 million, or $7.64 per share Implied Value of $265 million, or $4.70 per share Implied Value of $120 million, or $2.13 per share Triangle Petroleum consolidated value of approximately $815 million, or $14.47 per share

APPENDIX 23 ROCKPILE ENERGY SERVICES IMPLIED VALUATION Peer Group: BAS, CDI-T, CFW-T, CJES, ESI-T, FES, HP, KEG, NBR, NR, PDS, PES, PTEN, RES, SPN, SVY-T, TDG-T, WRG-V, XDC-T. Source: Bloomberg. 1. See “Use of Segment Information and Non-GAAP Measures” in the Appendix. RockPile Energy Services Q4 FY 2014 annualized EBITDA of approximately $54 million1 Peer group 2013E EV/EBITDA range of 4.0x to 6.6x with an average 4.9x Valuation implies $3.83 to $6.29 per share for Triangle Petroleum shareholders OILFIELD SERVICE PEER GROUP 2013(E) EV/EBITDA EV/EBITDA MULTIPLE VALUATION Low Case Average Case High Case Peer EV/EBITDA 4.0x 4.9x 6.6x RPES Valuation $216mm $265mm $354mm TPC per Share $3.83 $4.70 $6.29

APPENDIX 24 CALIBER MIDSTREAM IMPLIED VALUATION Peer Group: ACMP, AMID, APL, BKEP, CMLP, CPNO, DPM, HEP, MMLP, MWE, NGLS, RGP, RRMS, SMLP, SXE, TCP, TLLP, TLP, WES, XTEX. Source: Bloomberg. See “Use of Segment Information and Non-GAAP Measures” in the Appendix. Caliber Midstream Q4 FY 2014 annualized EBITDA of $31 million1, or $9 million net to Triangle’s ownership Peer group 2013E EV/EBITDA range of 9.1x to 20.8x with an average 13.3x Valuation implies $1.50 to $3.43 per share for Triangle Petroleum shareholders Potentially additional value from Trigger Units and Cashless Warrants package MIDSTREAM MLP PEER GROUP 2013(E) EV/EBITDA EV/EBITDA MULTIPLE VALUATION Low Case Average Case High Case Peer EV/EBITDA 9.1x 13.3x 20.8x Caliber Valuation $282mm $412mm $644mm TPC Interest $84mm $124mm $193mm TPC per Share $1.50 $2.20 $3.43

APPENDIX 25 RISK MANAGEMENT TRIANGLE STANDARD HEDGING PROGRAM Approximately 1,485 barrels of oil per day hedged for the balance of calendar year 2013 Weighted average collar of $86.63 to $102.26 Growing hedge program as PDP reserves and production increase; quarterly redeterminations TRIANGLE-CALIBER PUT HEDGING PROGRAM Caliber volume commitment liability greatest in early development years Growing production decreases the decreasing liability Hedge Period Volume (Bopd) Days Remain Total Volumes Floor Avg. Ceiling Calendar-month-average swap zero cost collar Cal ’13 500 260 130,000 $85.00 $104.30 Calendar-month-average swap zero cost collar Cal ’13 500 260 130,000 $85.00 $100.50 Calendar-month-average swap zero cost collar Feb-Dec ‘13 250 260 65,000 $90.00 $101.50 Calendar-month-average swap zero cost collar Feb-Jun’13 250 76 19,000 $90.00 $102.50 Calendar-month-average swap zero cost collar Feb-Sep’13 250 168 42,000 $90.00 $102.50 Calendar-month-average swap zero cost collar Cal ’14 500 365 182,500 $80.00 $101.20 Calendar-month-average swap zero cost collar Cal ’14 250 365 182,500 $85.00 $99.50 Total 820,250 Hedge Expiry Date Approx. Days Remain Volume Strike Outright bullet puts 6/17/2013 123 400,000 $75.00 Outright bullet puts 12/16/2013 304 500,000 $75.00 Total 900,000

FORWARD LOOKING STATEMENT Use of Segment Information and Non-GAAP Measures 1) The Company often provides financial metrics for each of Triangle’s three segments of operation. Revenues for each segment are disclosed in notes to the financial statements contained in the Company’s Form 10-K and Form 10-Q filings, but the sum of those unconsolidated revenues differs from Triangle’s consolidated revenues for the corresponding reporting period. Triangle’s consolidated revenues would reflect segment revenues reduced for intracompany sales (i.e. for RockPile services to Triangle’s E&P segment). Triangle also believes that unconsolidated segment revenue assists investors in measuring RockPile’s performance as a stand-alone company without eliminating, on a consolidated basis, certain revenues attributable to completion services for Triangle’s economic interests in new wells operated by Triangle. 2) EBITDA represents income before interest expense, income taxes, depreciation and amortization. EBITDA is not a calculation based upon generally accepted accounting principles in the U.S. ("GAAP"). Triangle has presented ranges of anticipated EBITDA, by segment, because it regularly reviews EBITDA by segment as a measure of the segment’s operating performance. Triangle also believes EBITDA assists investors in comparing segment performance on a consistent basis without regard to interest expense, income taxes, depreciation and amortization, which can vary significantly depending upon many factors. Most of Triangle’s consolidated interest expense relates to debt of the consolidated parent. The total of EBITDA by segment is not indicative of Triangle’s consolidated EBITDA, which reflects other matters such as (i) additional parent administrative costs, (ii) the aforementioned intracompany eliminations, and (iii) the use of the equity method, rather than consolidation, for Triangle’s investment in Caliber. The EBITDA measures presented in the Tables may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.